Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


FIXED INCOME
Semi-Annual Report
2002


(Fixed Income Artwork)






DELAWARE
Cash Reserve Fund





[GRAPHIC] POWERED BY RESEARCH.(SM)

A Commitment                                                                    Table
  to Our Investors                                                                of Contents
Experience                                                                       Letter to Shareholders                      1
[ ] Our seasoned investment professionals average 11 years
    experience, bringing a wealth of knowledge and expertise to our              Portfolio Management Review                 3
    management team.
[ ] We began managing investments in 1929 and opened our                         New at Delaware                             5
    first mutual fund in 1938. Over the past 70 years, we have
    weathered a wide range of economic and market                                Performance Summary                         6
    environments.
                                                                                 Financial Statements:
Performance
[ ] We strive to deliver consistently good performance in all                      Statement of Net Assets                   7
    asset classes.
[ ] We believe that hiring the best and the brightest in the                       Statement of Operations                   9
    industry, conducting fundamental research, and working
    in a disciplined investment process are essential to quality                   Statements of Changes in Net Assets       10
    investment management.
                                                                                   Financial Highlights                      11
Service
[ ] We are committed to providing the highest standards of                         Notes to Financial Statements             15
    client service.
[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free
    transaction processing.
[ ] We make our funds available through financial advisors
    who can offer you individualized attention and valuable
    investment advice.

 Diversification
[ ] Our comprehensive family of funds gives you the
    opportunity to diversify your portfolio effectively.
[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors.
Delaware and its affiliates manage approximately
$80 billion in assets as of September 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

                                                      Delaware Cash Reserve Fund
                                                                October 16, 2001
Letter to Shareholders

Recap of Events
The six months ended September 30, 2001 were quite challenging for investors, as continued reports of missed corporate earnings translated into poor performance and a bleak outlook for equities.

As companies posted profit warnings and experienced slower revenue growth, equity prices dropped and investors started to feel the pressures of a declining market. While some investors took advantage of lower equity prices, others felt it was more prudent to stay clear of the turbulent conditions.

As investors searched for more secure styles of investing, money market funds clearly became more appealing. For example, in August alone, $8.36 billion flowed into retail money market funds, while money market funds in general collected $32.16 billion of assets (Source: Investment Company Institute). During periods of market uncertainty, investors often look to protect their assets with less volatile, higher-quality investments. Money market funds attempt to keep their net asset values at $1 per share, unlike equity funds and longer-term bond funds.

In an attempt to boost the economy, the Federal Reserve drastically reduced the federal funds rate during the period, as it has been doing since the beginning of 2001. The continued short-term interest rate reductions have generally served to reduce yields offered by money market funds. The last rate reduction during our fiscal period took place on September 17, 2001.

As most Americans are aware, the terrorist attacks that took place September 11th brought about a new series of trials for our country, and for the financial markets as well. The attacks have far reaching implications for both U.S. policymaking and for the economy. As of this report, it is still unclear what effect the attacks will have in the long run.

Delaware Cash Reserve Fund
Delaware Cash Reserve Fund posted a total return of +1.79% (Class A shares with dividends reinvested) for the six-month period ended September 30, 2001. The Fund outperformed its benchmark, the Lipper Money Market Funds Average, which posted a +1.71% return. Delaware Cash Reserve Fund's daily yield as of September 30, 2001 was 2.92%, while its seven-day yield was 2.75%. In comparison, the two-year Treasury note yielded 2.85%, while six-month Treasury bills were yielding 1.68%.*


Total Return
For the period ended September 30, 2001                            Six Months
Delaware Cash Reserve Fund -- Class A Shares                         +1.79%
U.S. Consumer Price Index                                            +1.19%
Lipper Money Market Funds Average (385 funds)                        +1.71%
--------------------------------------------------------------------------------
 All performance shown above assumes reinvestment of all dividends. Performance information for all Fund classes can be found on page 6. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. The Lipper category represents the average return of money market funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Unlike money market funds, U.S. Treasuries are guaranteed as to the payment of principal and interest by the U.S. government.

Market Outlook
We believe more interest rate cuts are likely in the near future. We also expect that the previous rate reductions will be taking effect soon, as it typically takes about six to eight months for adjustments to be felt within the economy. We believe that money market funds like Delaware Cash Reserve Fund can serve as a temporary investment alternative to the volatile markets we have been experiencing over the past year.

It is important for investors to re-examine their long-range objectives and investment time horizons while pursuing their investment goals. Regardless of the short-term future of interest rates, Delaware Cash Reserve Fund will continue to be an important short-term investment vehicle offering reduced risk and stability of principal.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
-------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                                      Delaware Cash Reserve Fund
                                                                October 16, 2001
Portfolio Management Review

Fund Manager
Cynthia Isom
Portfolio Manager

The Fund's Results
During our fiscal first half, investors responding to poor equity performance looked to money market funds as a source of stability and a safe haven.

However, as the Fed continued its interest rate reductions, yields on money market securities fell. This did not bode well for money market fund yields in general. Despite our attempts to extend average maturity and salvage total return performance, Delaware Cash Reserve Fund returned +1.79% (Class A shares with dividends reinvested) for the six-month period ended September 30, 2001. Delaware Cash Reserve Fund outperformed its benchmark, the Lipper Money Market Funds Average, which posted a 1.71% gain during the same period. As of fiscal period end, Delaware Cash Reserve Fund's 7-day yield was 2.75%.

Portfolio Highlights
Several factors contributed to performance during the period. To remain consistent with Delaware Cash Reserve Fund's objective, we invested in high-quality money market securities. In anticipation of the Fed's interest rate reductions, we also began to extend the portfolio's average maturity. While many of the debt instruments available to us have very short maturities, the money markets do include securities with maturities of up to 270 days or a year. We began extending average maturity when rates started to fall in January 2001, before the start of Delaware Cash Reserve Fund's six-month fiscal period. During the course of the reporting period, rates continued to decrease, and we held to our strategy of increasing average maturity in the portfolio.

The majority of our holdings were invested in commercial paper, which comprised 71.3% of the total net assets. Banks and corporations issue this type of security in an effort to finance short-term needs for expenses such as inventories and accounts receivable. Even short-term instruments, such as commercial paper, can entail some degree of risk, especially in our current economy. In accordance with Securities and Exchange Commission (SEC) guidelines, we review the credit status of each security at least once a year. We believe it is important to invest the majority of Delaware Cash Reserve Fund's assets in these high-quality debt obligations in order to offer a relatively safe and liquid investment.

We believe that our focus on commercial paper is prudent given the objectives of Delaware Cash Reserve Fund. During the recent fiscal period it may have contributed to Delaware Cash Reserve Fund's total return outperforming its benchmark index. By the end of September 2001, a shortage of commercial paper caused average maturity to start falling. A lull in issuance during September may have sparked Delaware Cash Reserve Fund's reversed momentum with regard to its average maturity.

In times of a declining market, there is an increased risk of credit downgrades. A security that has experienced a credit downgrade will often see a drop in its price, which can ultimately affect performance. In order to prevent such occurrences, we keep a watchful eye out for any securities within the portfolio that may be placed on a credit watch. Viewing current market conditions and economic data helps us determine which securities may fall victim to such an event. We also pay close attention to securities that are vulnerable to the effects of a sinking economy.

Sector Allocation
As of September 30, 2001

Commerical Paper 71.31%

Yankee CDs 16.19%

Certificates of Deposit 5.55%

Bank Notes 3.17%

Floating Rate Notes 0.71%

Other 3.07%

Outlook
The success of Delaware Cash Reserve Fund depends to a large degree on the Federal Reserve's monetary policy. It appears that the Fed is not through with reducing interest rates in its attempt to restore strength to the economy. Delaware Cash Reserve Fund has benefited from our ability to generally anticipate the direction of interest rates and adjust the average maturities within the portfolio. We believe that Delaware Cash Reserve Fund is well-positioned, and can be attractive to investors apprehensive about unstable equity markets and looking for a temporary shelter for cash.

Potential Benefits of Delaware Cash Reserve Fund

Delaware Cash Reserve Fund is a money market mutual fund that invests in short-term obligations from credit-worthy corporations and/or from state governments or the federal government. The Fund offers several potentially compelling advantages:

[ ] Relative Safety--Your investment is managed to preserve principal, which can be especially beneficial during volatile markets (although it is always possible to lose principal, even in a money market fund);

[ ] Check writing privileges -- You have the ability to write checks against your account;*

[ ] Current Income -- The Fund seeks stability of your principal and also a yield above the inflation rate;

[ ] Convenient access to other funds in the Delaware Investments
    Family of Funds -- Investing in other Delaware Investments mutual funds can be as easy as making a toll-free call.**

Whether you wish to preserve capital for a specific financial goal or balance the risks of stock funds and bond funds in a long-term portfolio, you may be well-served by Delaware Cash Reserve Fund. Investors should be aware that money market funds are not FDIC insured or bank guaranteed. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

We encourage you to consider your Delaware Cash Reserve Fund investment in the context of your entire portfolio. Talk to your financial advisor about how Delaware Investments' wide spectrum of equity and fixed income mutual funds may complement your investment in Delaware Cash Reserve Fund. Find out how we can help shape your future today.

 *For investors of Class A shares.
**When exchanging money from Delaware Cash Reserve Fund to another fund, you may incur a sales charge.

  For a prospectus for any Delaware Investments mutual fund, contact your financial advisor or call Delaware Investments at 800 523-1918. The prospectus contains complete information about the Fund, including fees and expenses. Please read it carefully before you invest. The Fund's exchange offer is subject to termination and its terms are subject to change.

New at Delaware


Get a Jump on 2001 Taxes With Delaware's Online
Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments' account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year.

And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware Cash Reserve Fund


Fund Basics
As of September 30, 2001
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks to provide maximum current income while preserving principal and maintaining liquidity.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$630.17 million
--------------------------------------------------------------------------------
Number of Holdings:
59
--------------------------------------------------------------------------------
Fund Start Date:
June 30, 1978
--------------------------------------------------------------------------------
Your Fund Manager:
Cynthia Isom holds a bachelor's degree from Vassar College.
After eight years in the securities business, she joined
Delaware Investments in 1985 as a trader of money market,
high-grade and Treasury securities.
--------------------------------------------------------------------------------
Nasdaq Symbol:
Class A DCRXX
--------------------------------------------------------------------------------
Cusip Numbers:
Consultant Class                245910-20-3
Class B                         245910-30-2
Class C                         245910-40-1



Fund Performance
Average Annual Total Returns/Yields
Through September 30, 2001                                           7-Day Yield
                             Lifetime  10 Years  Five Years One Year   9/30/01
--------------------------------------------------------------------------------
Class A (Est. 6/30/78)        +7.23%    +4.28%     +4.81%    +4.59%      2.75%
--------------------------------------------------------------------------------
Consultant Class
  (Est. 3/10/88)              +7.06%    +4.02%     +4.55%    +4.33%      2.50%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge        +3.70%               +3.77%    +3.55%      1.75%
Including Sales Charge        +3.70%               +3.42%    -1.45%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge        +3.75%               +3.77%    +3.55%      1.75%
Including Sales Charge        +3.75%               +3.77%    +2.55%
--------------------------------------------------------------------------------
All performance reflects reinvestment of all dividends. An investment in Delaware Cash Reserve Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment of $1 per share, it is possible to lose money by investing in Delaware Cash Reserve Fund. Returns and yields will fluctuate. Past performance is not a guarantee of future results.

Class A shares are available without sales charges or any 12b-1 fees.

Consultant Class shares are available without a sales charge. Performance after March 10, 1988 reflects the impact of an annual service and distribution fee of up to 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed within 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund dividends or redemptions of Fund shares.

Delaware Cash Reserve Fund Class B and C shares are available only as part of an overall investment program using Class B or C shares of other funds. Direct investment into Delaware Cash Reserve Fund Class B or C shares may be made only when establishing a Wealth Builder plan. Performance, excluding sales charges, for Class B and C shares assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

                                                      Delaware Cash Reserve Fund
                                                  September 30, 2001 (Unaudited)

Statement of Net Assets

                                                 Principal             Market
                                                   Amount              Value
Commercial Paper - 71.31%
Financial Services - 32.00%
  ABB Treasury Center USA
    4.11% 10/16/01                              $10,000,000       $  9,982,875
  Allianz of America 3.56% 10/24/01              10,000,000          9,977,256
  BHF Finance 3.58% 10/2/01                      10,000,000          9,999,006
  Commerzbank US Finance
    3.57% 10/23/01                               10,000,000          9,978,183
  Corp Asset Funding 2.65% 11/1/01               10,000,000          9,977,181
  Danske 3.87% 11/20/01                          10,000,000          9,946,250
  Enron Funding 2.60% 10/30/01                   10,000,000          9,978,250
  General Re
    3.50% 11/9/01                                10,000,000          9,962,083
    3.57% 10/5/01                                12,000,000         11,995,240
  Home Depot Real Estate
    3.85% 11/5/01                                10,000,000          9,962,569
    3.87% 11/20/01                               10,000,000          9,946,250
  ING America Insurance Holdings
    3.42% 11/19/01                                7,875,000          7,838,342
  Marsh & McLennan 3.40% 10/1/01                 25,000,000         24,999,999
  Mass Mutual Funding 2.55% 11/13/01             10,600,000         10,567,714
  National Rural Utilities 2.50% 10/30/01         4,995,000          4,984,941
  Swiss Re Financial 3.45% 11/5/01                9,000,000          8,969,812
  Verizon Global Funding
    2.52% 6/26/02                                10,000,000          9,812,400
  Verizon Network Funding
    3.27% 11/19/01                                8,200,000          8,163,503
  Westpac Trust 3.56% 11/13/01                   14,635,000         14,572,936
                                                                  ------------
                                                                   201,614,790
                                                                  ------------
Industrial - 17.22%
  Donnelly (R.R.) & Sons 3.58% 10/1/01           10,000,000         10,000,000
  Gannett 3.02% 10/5/01                          11,200,000         11,196,242
  Glaxo Wellcome 3.57% 10/3/01                   12,557,000         12,554,510
  Golden Peanut 2.52% 1/22/02                    12,750,000         12,649,148
  Hubbell 3.45% 10/1/01                          15,000,000         14,999,999
  Schering 3.50% 11/8/01                         10,900,000         10,859,731
  Volkswagen of America 3.40% 10/1/01            26,355,000         26,354,999
  Washington Post 3.62% 12/12/01                 10,000,000          9,927,600
                                                                  ------------
                                                                   108,542,229
                                                                  ------------
Mortgage Bankers & Brokers - 20.67%
  BNP Paribas Financial 3.71% 11/13/01           10,000,000          9,955,686
  Credit Suisse First Boston
    3.69% 1/14/02                                10,000,000          9,892,375
    3.90% 11/8/01                                 8,000,000          7,967,067
    4.16% 10/22/01                               10,000,000          9,975,733
  Goldman Sachs Group 3.85% 11/9/01              10,000,000          9,958,292
  J.P. Morgan Chase 3.57% 10/3/01                14,800,000         14,797,086
  KFW International Finance
    3.27% 11/14/01                               10,000,000          9,960,033
  Morgan Stanley Dean Witter
    3.45% 10/18/01                               15,000,000         14,975,563
  Royal Bank of Canada 3.55% 12/18/01            10,000,000          9,923,083
  Societe Generale North America
    3.88% 1/31/02                                10,000,000          9,868,511

                                                 Principal             Market
                                                  Amount               Value
 Commercial Paper (continued)
 Mortgage Bankers & Brokers (continued)
  Svenska Handelsbanken
    3.56% 1/4/02                                $10,000,000       $  9,906,056
    4.42% 10/2/01                                10,000,000          9,998,772
    4.68% 10/3/01                                 3,000,000          2,999,220
                                                                  ------------
                                                                   130,177,477
                                                                  ------------
 Other - 1.42%
  Leland Stanford Junior University
    3.64% 11/6/01                                 9,000,000          8,967,240
                                                                  ------------
                                                                     8,967,240
                                                                  ------------
 Total Commercial Paper                                            449,301,736
                                                                  ------------
 Bank Notes - 3.17%
  Bank One 5.12% 2/8/02                          10,000,000         10,000,000
  Lasalle Bank 4.47% 10/9/01                     10,000,000         10,000,000
                                                                  ------------
Total Bank Notes                                                    20,000,000
                                                                  ------------
 Certificates of Deposit - 5.55%
  Chase Manhattan Bank 3.50% 10/2/01             10,000,000         10,000,000
  Mercantile Safe Deposit & Trust
    5.30% 1/11/02                                10,000,000         10,000,000
  Wilmington Trust 3.55% 2/1/02                  10,000,000         10,000,000
  Wilmington Trust 6.65% 10/18/01                 5,000,000          5,000,000
                                                                  ------------

 Total Certificates of Deposit                                      35,000,000
                                                                  ------------
*Floating Rate Notes - 0.71%
  Computer Sciences 3.78% 12/27/01                4,500,000          4,500,000
                                                                  ------------
 Total Floating Rate Notes                                           4,500,000
                                                                  ------------
 Yankee CDs - 16.19%
  Banque Paribas 3.58% 5/8/02                    10,000,000         10,000,000
  Barclays Bank 4.83% 3/1/02                     10,000,000         10,000,000
  Bayerische Landesbank
    2.85% 11/20/01                               10,000,000         10,000,552
  Commerzbank
    2.82% 12/20/01                                8,000,000          8,003,886
    4.18% 5/21/02                                10,000,000          9,999,382
  Danske Bank 3.53% 5/20/02                       9,000,000          9,014,866
  Dresdner Bank 5.07% 2/6/02                     10,000,000          9,999,662
  Societe Generale 2.515% 12/24/01               10,000,000         10,000,104
  Svenska Handelsbanken
    5.13% 2/1/02                                  5,000,000          5,000,266
  UBS AG Stamford 3.765% 12/13/01                10,000,000         10,000,099
  Westdeutsche Landesbank
    3.61% 10/23/01                               10,000,000         10,000,000
                                                                  ------------
 Total Yankee CDs                                                  102,018,817
                                                                  ------------

Statement of Net Assets (continued)                   Delaware Cash Reserve Fund


Total Market Value of Securities - 96.93%
  (cost $610,820,553)**                                  $610,820,553
Receivables and Other Assets
  Net of Liabilities - 3.07%                               19,350,567
                                                         ------------
Net Assets Applicable to 630,170,993 Shares
  Outstanding - 100.00%                                  $630,171,120
                                                         ============

Net Asset Value - Delaware Cash Reserve Fund Class A
  ($553,023,016 / 553,022,900 Shares)                           $1.00
                                                                -----
Net Asset Value - Delaware Cash Reserve Fund Class B
  ($34,097,256 / 34,097,256 Shares)                             $1.00
                                                                -----
Net Asset Value - Delaware Cash Reserve Fund Class C
  ($8,254,586 / 8,254,577 Shares)                               $1.00
                                                                -----
Net Asset Value - Delaware Cash Reserve Fund
  Consultant Class
  ($34,796,262 / 34,796,260 Shares)                             $1.00
                                                                -----

 *Floating Rate Notes - the interest rate shown is the rate as of September 30, 2001 and the maturity date shown is the longer of the next interest readjustment or the date the principal amount shown can be recovered through demand.
**Also the cost for federal income tax purposes.

  See accompanying notes



                                                                                                    Delaware Cash Reserve Fund
                                                                               Six Months Ended September 30, 2001 (Unaudited)

Statement of Operations
Investment Income:
  Interest                                                                                                        $13,360,818
                                                                                                                  -----------

Expenses:
  Management fees                                                              1,333,089
  Dividend disbursing and transfer agent fees and expenses                     1,046,719
  Distribution expense                                                           215,836
  Accounting and administration expenses                                         136,000
  Registration fees                                                               45,000
  Reports and statements to shareholders                                          40,506
  Professional fees                                                               12,948
  Trustees' fees                                                                   9,000
  Custodian fees                                                                   5,948
  Taxes (other than taxes on income)                                                 300
  Other                                                                           83,557
                                                                               ---------
                                                                                                                    2,928,903
  Less expenses paid indirectly                                                                                        (7,674)
                                                                                                                  -----------
Total expenses                                                                                                      2,921,229
                                                                                                                  -----------
Net Investment Income                                                                                              10,439,589
                                                                                                                  -----------
Net Increase in Net Assets Resulting from Operations
                                                                                                                  $10,439,589
                                                                                                                  ===========





See accompanying notes

                                                                                                     Delaware Cash Reserve Fund
Statements of Changes in Net Assets
                                                                                Six Months
                                                                                  Ended                          Year Ended
                                                                                  9/30/01                          3/31/01
                                                                                (Unaudited)
Increase in Net Assets from Operations:
  Net investment income                                                         $  10,439,589                  $   33,039,247
                                                                                -------------                  --------------

Dividends to Shareholders from:
  Net investment income:
   Class A                                                                         (9,425,871)                    (30,055,341)
   Class B                                                                           (353,144)                      (913,600)
   Class C                                                                            (84,632)                       (327,571)
   Consultant Class                                                                  (575,942)                     (1,742,735)
                                                                                -------------                  --------------
                                                                                  (10,439,589)                    (33,039,247)
                                                                                -------------                  --------------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                        325,787,802                     927,034,860
   Class B                                                                         19,918,155                      56,523,532
   Class C                                                                         11,736,676                      42,781,151
   Consultant Class                                                                17,664,646                      60,040,062

  Net asset value of shares issued upon reinvestment of dividends:
   Class A                                                                          9,360,995                      28,715,156
   Class B                                                                            313,601                         745,205
   Class C                                                                             77,302                         271,125
   Consultant Class                                                                   575,531                       1,675,669
                                                                                -------------                  --------------
                                                                                  385,434,708                   1,117,786,760
                                                                                -------------                  --------------
  Cost of shares repurchased:
   Class A                                                                       (330,131,653)                   (973,936,806)
   Class B                                                                        (18,401,202)                    (48,349,791)
   Class C                                                                        (10,452,828)                    (43,923,152)
   Consultant Class                                                               (20,226,580)                    (57,579,659)
                                                                                -------------                  --------------
                                                                                 (379,212,263)                 (1,123,789,408)
                                                                                -------------                  --------------
Increase (decrease) in net assets derived from capital share transactions           6,222,445                      (6,002,648)
                                                                                -------------                  --------------
Net Increase (Decrease) in Net Assets                                               6,222,445                      (6,002,648)

Net Assets:
  Beginning of period                                                             623,948,675                     629,951,323
                                                                                -------------                  --------------
  End of period                                                                 $ 630,171,120                  $  623,948,675
                                                                                =============                  ==============

See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Cash Reserve Fund Class A
                                                             Six Months
                                                               Ended
                                                             9/30/01(2)                             Year Ended
                                                            (Unaudited)     3/31/01    3/31/00     3/31/99   3/31/98    3/31/97
Net asset value, beginning of period                             $1.000       $1.000     $1.000     $1.000     $1.000     $1.000

Income from investment operations:
Net investment income                                             0.018        0.056      0.046      0.045      0.048      0.045
                                                               --------     --------   --------   --------   --------   --------
Total from investment operations                                  0.018        0.056      0.046      0.045      0.048      0.045
                                                               --------     --------   --------   --------   --------   --------

Less dividends from:
Net investment income                                            (0.018)      (0.056)    (0.046)    (0.045)    (0.048)    (0.045)
                                                               --------     --------   --------   --------   --------   --------
Total dividends                                                  (0.018)      (0.056)    (0.046)    (0.045)    (0.048)    (0.045)
                                                               --------     --------   --------   --------   --------   --------

Net asset value, end of period                                   $1.000       $1.000     $1.000     $1.000     $1.000     $1.000
                                                               ========     ========   ========   ========   ========   ========

Total return(1)                                                   1.79%        5.75%      4.69%      4.61%      4.88%      4.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $553,023     $548,006   $566,193   $588,249   $524,477   $594,877
Ratio of expenses to average net assets                           0.90%        0.84%      0.91%      0.90%      0.88%      0.88%
Ratio of net investment income to average net assets              3.53%        5.60%      4.59%      4.51%      4.78%      4.52%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value.
(2) Ratios have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Cash Reserve Fund Class B
                                                             Six Months
                                                               Ended
                                                             9/30/01(2)                         Year Ended
                                                            (Unaudited)     3/31/01    3/31/00    3/31/99     3/31/98    3/31/97
Net asset value, beginning of period                             $1.000      $1.000     $1.000     $1.000      $1.000     $1.000

Income from investment operations:
Net investment income                                             0.013       0.046      0.036      0.035       0.038      0.035
                                                               --------     -------    -------    -------      -------   -------
Total from investment operations                                  0.013       0.046      0.036      0.035       0.038      0.035
                                                               --------     -------    -------    -------      -------   -------

Less dividends from:
Net investment income                                            (0.013)     (0.046)    (0.036)    (0.035)     (0.038)    (0.035)
                                                               --------     -------    -------    -------      ------    -------
Total dividends                                                  (0.013)     (0.046)    (0.036)    (0.035)     (0.038)    (0.035)
                                                               --------     -------    -------    -------      ------    -------

Net asset value, end of period                                   $1.000      $1.000     $1.000     $1.000      $1.000     $1.000
                                                               ========     =======    =======    =======      ======     ======

Total return(1)                                                   1.28%       4.71%      3.65%      3.57%       3.84%      3.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $34,097     $32,267    $23,349    $19,908      $6,522    $12,988
Ratio of expenses to average net assets                           1.90%       1.84%      1.91%      1.90%       1.88%      1.88%
Ratio of net investment income to average net assets              2.53%       4.60%      3.59%      3.51%       3.78%      3.52%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware  Cash Reserve Fund Class C
                                                             Six Months
                                                               Ended
                                                             9/30/01(2)                     Year Ended
                                                            (Unaudited)     3/31/01  3/31/00  3/31/99   3/31/98   3/31/97
Net asset value, beginning of period                             $1.000      $1.000   $1.000   $1.000    $1.000    $1.000

Income from investment operations:
Net investment income                                             0.013       0.046    0.036    0.035     0.038     0.035
                                                                -------     -------  -------  -------   -------   -------
Total from investment operations                                  0.013       0.046    0.036    0.035     0.038     0.035
                                                                -------     -------  -------  -------   -------   -------

Less dividends from:
Net investment income                                            (0.013)     (0.046)  (0.036)  (0.035)   (0.038)   (0.035)
                                                                -------     -------  -------  -------   -------   -------
Total dividends                                                  (0.013)     (0.046)  (0.036)  (0.035)   (0.038)   (0.035)
                                                                -------     -------  -------  -------   -------   -------

Net asset value, end of period                                   $1.000      $1.000   $1.000   $1.000    $1.000    $1.000
                                                                =======     =======  =======  =======   =======   =======

Total return(1)                                                   1.28%       4.71%    3.65%    3.58%     3.84%     3.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $8,255      $6,893   $7,760  $11,134    $3,702    $2,799
Ratio of expenses to average net assets                           1.90%       1.84%    1.91%    1.90%     1.88%     1.88%
Ratio of net investment income to average net assets              2.53%       4.60%    3.59%    3.51%     3.78%     3.52%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value and does not reflect the impact of a sales charge.
(2) Ratios have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Cash Reserve Fund Consultant Class
                                                             Six Months
                                                               Ended
                                                             9/30/01(2)                        Year Ended
                                                            (Unaudited)      3/31/01   3/31/00   3/31/99   3/31/98   3/31/97
Net asset value, beginning of period                             $1.000       $1.000     $1.000   $1.000    $1.000    $1.000

Income from investment operations:
Net investment income                                             0.016        0.054      0.043    0.043     0.045     0.043
                                                                -------      -------    -------  -------   -------   -------
Total from investment operations                                  0.016        0.054      0.043    0.043     0.045     0.043
                                                                -------      -------    -------  -------   -------   -------

Less dividends from:
Net investment income                                            (0.016)      (0.054)    (0.043)  (0.043)   (0.045)   (0.043)
                                                                -------      -------    -------  -------   -------   -------
Total dividends                                                  (0.016)      (0.054)    (0.043)  (0.043)   (0.045)   (0.043)
                                                                -------      -------    -------  -------   -------   -------

Net asset value, end of period                                   $1.000       $1.000     $1.000   $1.000    $1.000    $1.000
                                                                =======      =======    =======  =======   =======   =======

Total return(1)                                                   1.66%        5.49%      4.43%    4.35%     4.62%     4.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $34,796      $36,783    $32,648  $42,732   $40,037   $23,468
Ratio of expenses to average net assets                           1.15%        1.09%      1.16%    1.15%     1.13%     1.13%
Ratio of net investment income to average net assets              3.28%        5.35%      4.34%    4.26%     4.53%     4.27%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends at net asset value.
(2) Ratios have been annualized and total return has not been annualized.


See accompanying notes

                                                      Delaware Cash Reserve Fund
                                                  September 30, 2001 (Unaudited)
Notes to Financial Statements

Delaware Group Cash Reserve is organized as a Delaware business trust and offers one series, the Delaware Cash Reserve Fund (the "Fund"). These financial statements and the related notes pertain to the Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Consultant Class shares. Class A and Consultant Class shares are not subject to a sales charge. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Consultant Class shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of the Fund is to seek to provide maximum current income while preserving principal and maintaining liquidity. It seeks to achieve its objective by investing in high-quality money market instruments with maturities of no more than 13 months and seeks to maintain an average maturity of 90 days or less. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays such dividends monthly.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,925 for the period ended September 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended September 30, 2001 were approximately $749. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Consultant Class shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Class A shares.

At September 30, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                $15,407
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                               --
Other expenses payable to DMC and affiliates                             85,042

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

                                                  Delaware Cash Reserve Fund
                                                  September 30, 2001 (Unaudited)
Notes to Financial Statements (continued)

3. Capital Shares
Transactions in capital stock shares were as follows:
                                    Six Months
                                      Ended           Year Ended
                                     9/30/01           3/31/01
                                   (Unaudited)
Shares sold:
  Class A                          325,787,802       927,034,860
  Class B                           19,918,155        56,523,532
  Class C                           11,736,676        42,781,151
  Consultant Class                  17,664,646        60,040,062

Shares issued upon reinvestment
  of dividends:

  Class A                            9,360,879        28,722,092
  Class B                              313,601           745,205
  Class C                               77,302           271,125
  Consultant Class                     575,529         1,675,669
                                  ------------    --------------
                                   385,434,588     1,117,793,696
                                  ------------    --------------

Shares repurchased:
  Class A                         (330,131,653)     (973,936,806)
  Class B                          (18,401,202)      (48,349,791)
  Class C                          (10,452,837)      (43,923,152)
  Consultant Class                 (20,226,580)      (57,579,659)
                                  ------------    --------------
                                  (379,212,270)   (1,123,789,408)
                                  ------------    --------------

Net increase (decrease)              6,222,318        (5,995,712)
                                  ============    ==============

Delaware Investments Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                         Fixed Income Group
Delaware American Services Fund                             Corporate and Government
Delaware Growth Opportunities Fund                          Delaware American Government Bond Fund
Delaware Select Growth Fund                                 Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                              Delaware Delchester Fund
Delaware Technology and Innovation Fund                     Delaware Extended Duration Bond Fund
Delaware Trend Fund                                         Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                                   Delaware Limited Term Government Fund
                                                            Delaware Strategic Income Fund

Value-Equity Group                                          Money Market
Delaware Decatur Equity Income Fund                         Delaware Cash Reserve Fund
Delaware Growth and Income Fund                             Delaware Tax-Free Money Fund
Delaware REIT Fund
Delaware Small Cap Value Fund                               Municipal (National Tax-Exempt)
                                                            Delaware National High-Yield Municipal Bond Fund
International Group                                         Delaware Tax-Free Insured Fund
(DIAL-Delaware International Advisers Ltd.)                 Delaware Tax-Free USA Fund
Delaware Emerging Markets Fund                              Delaware Tax-Free USA Intermediate Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund                    Municipal (State-Specific Tax-Exempt)
  (formerly Delaware International Equity Fund)             Delaware Tax-Free Arizona Fund
                                                            Delaware Tax-Free Arizona Insured Fund
Blend Mutual Funds                                          Delaware Tax-Free California Fund
Delaware Balanced Fund                                      Delaware Tax-Free California Insured Fund
Delaware Core Equity Fund                                   Delaware Tax-Free Colorado Fund
  (formerly Delaware Growth Stock Fund)                     Delaware Tax-Free Florida Fund
Delaware Devon Fund                                         Delaware Tax-Free Florida Insured Fund
Delaware Social Awareness Fund                              Delaware Tax-Free Idaho Fund
Foundation Funds                                            Delaware Minnesota High-Yield Municipal Bond Fund
  Delaware Balanced Portfolio                               Delaware Minnesota Insured Fund
  Delaware Growth Portfolio                                 Delaware Tax-Free Minnesota Fund
  Delaware Income Portfolio                                 Delaware Tax-Free Minnesota Intermediate Fund
                                                            Delaware Tax-Free Missouri Insured Fund
                                                            Delaware Tax-Free New York Fund
                                                            Delaware Tax-Free Oregon Insured Fund
                                                            Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semi-annual report is for the information of Delaware Cash Reserve Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Cash Reserve Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met. Yields fluctuate with market conditions. The Fund is neither insured nor guaranteed by the U.S. government.

Board of Trustees                               Affiliated Officers                       Contact Information
                                                William E. Dodge                          Investment Manager
Charles E. Haldeman, Jr.                        Executive Vice President and              Delaware Management Company
Chairman                                        Chief Investment Officer, Equity          Philadelphia, PA
Delaware Investments Family of Funds            Delaware Investments Family of Funds
Philadelphia, PA                                Philadelphia, PA                          International Affiliate
                                                                                          Delaware International Advisers Ltd.
Walter P. Babich                                Jude T. Driscoll                          London, England
Board Chairman                                  Executive Vice President and
Citadel Constructors, Inc.                      Head of Fixed Income                      National Distributor
King of Prussia, PA                             Delaware Investments Family of Funds      Delaware Distributors, L.P.
                                                Philadelphia, PA                          Philadelphia, PA
David K. Downes
President and Chief Executive Officer           Richard J. Flannery                       Shareholder Servicing, Dividend
Delaware Investments Family of Funds            President and Chief Executive Officer     Disbursing and Transfer Agent
Philadelphia, PA                                Delaware Distributors, L.P.               Delaware Service Company, Inc.
                                                Philadelphia, PA                          Philadelphia, PA
John H. Durham
Private Investor                                                                          2005 Market Street
Gwynedd Valley, PA                                                                        Philadelphia, PA 19103-7057

John A. Fry                                                                               For Shareholders
Executive Vice President                                                                  800 523-1918
University of Pennsylvania
Philadelphia, PA                                                                          For Securities Dealers
                                                                                          800 362-7500
Anthony D. Knerr
Consultant                                                                                For Financial Institutions
Anthony Knerr & Associates                                                                Representatives Only
New York, NY                                                                              800 659-2265

Ann R. Leven                                                                              Website
Former Treasurer                                                                          www.delawareinvestments.com
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5206)                                                        Printed in the USA
SA-008 [9/01] CG 11/01                                                     J7563